UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2019

US-CHINA BIOMEDICAL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54440	27-4479356
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2 Park Plaza, Suite 400

Irvine, CA 92614

(Address of principal executive office)

(949) 679-3992

(Registrant's telephone number, including area code)

_________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class None	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 6, 2019, the board of directors of US-China Biomedical Technology, Inc., a Nevada corporation (the “Company”), ratified entry into a subscription agreement (the “Subscription Agreement”) dated May 24, 2019 with China-Israel Biological Technology, Co. Ltd. (“CIB”), a Chinese company associated with Mr. Qingxi Huang, President and Chief Executive Officer of the Company, for the sale of an aggregate 4,290,000 units. Each single Unit consists of one (1) share of common stock of the Company and two and one half (2.5) warrants (collectively the “Units”), which shall be exercisable for 18 months at $0.05 per share (the “Warrants”). The aggregate purchase price for the Units is USD $214,500 (the “Purchase Price”) or USD $0.05 per share.

CIB paid the Purchase Price as follows: (i) $163,993.15 USD paid May 29, 2019, and (ii) $50,506.85 USD shall be applied toward the Purchase Price pursuant to a Debt Conversion Agreement entered into by the Company and CIB whereby $50,000 in principal and $506.85 in interest accrued under a loan made to the Company by CIB on April 16, 2019 shall be converted and applied towards the Purchase Price for the Shares (the “Debt Conversion Agreement”). The Purchase Price was paid in full as of May 29, 2019 and funds will be used for general corporate and administrative purposes and the development of the Company’s business plan.

Following the acquisition of the Shares, CIB will own an aggregate 10,922,000 shares (55.16%) of the Company’s issued and outstanding common stock. There will be approximately 19,800,646 shares of common stock issued and outstanding as of the date of this Current Report.

The foregoing description of the Subscription Agreement, Form of Warrant, and Debt Conversion Agreement are not complete and is subject to and qualified in its entirety by reference to the Subscription Agreement, Form of Warrant, and Debt Conversion Agreement attached hereto as Exhibit 10.1, 10.2 and 10.3, which are incorporated herein by this reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the Subscription Agreement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference into this Item 3.02 in its entirety, on May 24, 2019, the Company sold the Units to CIB pursuant to and in accordance with Rule 903 of Regulation S of the Securities Act of 1933 (the “Act”) on the basis that the sale of the shares was completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. All certificates representing the Shares were or upon issuance will be endorsed with a restrictive legend confirming that the securities had been issued pursuant to Regulation S of the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act. The Subscription Agreement did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

ITEM 9.01	FINANCIAL STATEMENTS

(d)	Exhibits

10.1	Subscription Agreement by and between the Company and CIB.
10.2	Form of Warrant between the Company and CIB.
10.3	Debt Conversion Agreement between the Company and CIB.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2019	US-CHINA BIOMEDICAL TECHNOLOGY, INC.
/s/ Qingxi Huang
Name: Qingxi Huang
Title: Chief Executive Officer

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